SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
                              DATED JANUARY 1, 1997

                             FRANKLIN MANAGED TRUST
                         FRANKLIN RISING DIVIDENDS FUND
                      FRANKLIN INVESTMENT GRADE INCOME FUND
                   FRANKLIN CORPORATE QUALIFIED DIVIDEND FUND
      DATED FEBRUARY 1, 1996 AS PREVIOUSLY SUPPLEMENTED NOVEMBER 25, 1996



I. As of January 1, 1997 the Investment Grade Fund offers a second class of shares, designated "Advisor Class shares." This SAI describes the Class I shares of the Investment Grade Fund.

All shares of the Investment Grade Fund outstanding before the offering of Advisor Class shares will retain their previous rights and privileges.

Class I and Advisor Class shares of the Investment Grade Fund differ as to sales charges, expenses and services. Different fees and expenses will affect performance. Advisor Class shares are described in a separate prospectus and SAI relating only to that class. For more information concerning Advisor Class shares, contact your investment representative or Distributors.

II. The discussion under "How Do I Buy and Sell Shares? - Letter of Intent" is amended to remove the reference to Class II shares.

III. The first sentence of the discussion under "The Fund's Underwriter Distribution Plans" is amended by replacing the heading and the first sentence with the following text:

 The Corporate Qualified Fund and the Investment Grade Fund with respect to Class I and the Rising Dividends Fund with respect to Class I and Class II have adopted separate distribution plans or "Rule 12b-1 plans" pursuant to Rule 12b-1 of the 1940 Act.